UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 4, 2000


                          Applied Magnetics Corporation
             (Exact name of registrant as specified in its charter)



         Delaware                      1-6635                 95-1950506
       (State or other              (Commission              (IRS Employer
       jurisdiction of              File Number)             Identification
       incorporation)                                           Number)



                               75 Robin Hill Road
                            Goleta, California 93117
                (Address of principal executive office)( Zip code)


       Registrant's telephone number, including area code: (805) 681-2837










This Amendment to Current Report on Form 8-K/A amends the Current Report on Form 8-K filed with the Commission on December 27, 2000 to read as follows:


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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits


99 Letter addressed to the Commission from Arthur Andersen LLP dated January 3, 2001.













































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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 4, 2001                         APPLIED MAGNETICS CORPORATION


                                              By:/s/ Peter T. Altavilla
                                                 -------------------------
                                                 Name:  Peter T. Altavilla

                                                 Title: Secretary and Controller








































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                                   EXHIBIT 99





January 3, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on December 4, 2000, to be filed by our former client, Applied Magnetics Corporation. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,


/s/ Arthur Andersen LLP
------------------------
Arthur Andersen LLP

































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